Exhibit 10.23

ExlService Holdings, Inc. Management Incentive Plan

1. Purpose

(a)	The ExlService Holdings, Inc. Management Incentive Plan (the “MIP”) is established pursuant to the ExlService Holdings, Inc. 2006 Omnibus Award Plan (the “Plan”) as a “Sub-Plan” (as defined in the Plan) thereunder in connection with the acquisition of Inductis, Inc., a Delaware Corporation (“Inductis”) by the Company as further described below. The MIP is established and shall be maintained in accordance with all terms and conditions of the Plan, except to the extent specifically provided otherwise herein. Capitalized terms used in the MIP and not otherwise defined shall have the same meanings as such terms are given in the Plan.

(b)	The purpose of the MIP is to provide a means through which the Company may foster the continuous employment of certain key management personnel formerly employed by Inductis following the consummation of the transactions contemplated by that certain Agreement and Plan of Merger (“Merger Agreement”), dated as of June 30, 2006, among the Company, ExlService Merger Sub, Inc., a Delaware corporation, Inductis and Sandeep Tyagi (the “Transaction”), and is specifically required to be implemented by the Company pursuant to Section 2.8(g) of the Merger Agreement. Therefore, the Board has determined to establish the MIP, effective upon and subject to the consummation of the Transaction.

(c)	The MIP provides for the grant of Restricted Shares and cash awards to certain key employees of the Company who, prior to the consummation of the Transaction, were key employees of Inductis, pursuant to the terms and conditions described below.

2. Definitions

(a)	“Date of Grant” means, as to any Year, the date on which the Upside Award in respect of such Year is granted if such a grant is due to be made pursuant to Section 4. The Date of Grant as to any Year shall be determined by the Board but in no event shall be no later than January 31 of the Year following the Year in respect of which the Upside Award is granted.

(b)	“Participant” means any employee of the Company formerly employed by Inductis and listed on Exhibit A.

(c)	“Profit Adjusted Upside Revenue” shall have the meaning set forth in the Merger Agreement.

(d)	“Upside Award” means the award of cash, if any, determined under Section 4.

(e)	“Year” means the calendar year.

3. Restricted Stock Awards

Upon the consummation of the Transaction, each Participant shall receive forfeitable shares of the Company’s Series B Common Stock, par value $0.001 per share (“Restricted Shares”), the vesting conditions of which relate to each Participant’s performance of services to the Company and to the Company’s attainment of the targets applicable to the payment of the “Earnout Payment” and the “Upside Payment” (as each such term is defined in the Merger Agreement). The number of such Restricted Shares that each Participant shall receive is set forth next to such Participant’s name on Exhibit A attached hereto. Each Participant shall receive two restricted stock award agreements, each with respect to one-half of the Participant’s Restricted Shares, in the forms of Exhibits B-1 and B-2 and C-1 and C-2 hereto.

4. Upside Awards

(a)	Maximum Upside Revenue Target Achieved. If the Profit Adjusted Upside Revenue for the Year 2007 is equal to or greater than $49,000,000, each Participant employed by the Company on the Date of Grant in respect of such Year shall be entitled to receive an Upside Award with a value set forth next to such Participant’s name on Exhibit A attached hereto in respect of 2006 (“Maximum Upside Award”).

(b)	Minimum Upside Revenue Target Achieved. If the Profit Adjusted Upside Revenue for the Year 2007 is equal to or greater than $42,000,000 but less than $49,000,000, each Participant employed by the Company on the Date of Grant in respect of such Year shall be entitled to receive an Upside Award with a value equal to the Maximum Upside Award multiplied by the following:

(c)	Minimum Upside Revenue Target Not Achieved. If the Profit Adjusted Upside Revenue for the Year 2007 is less than $42,000,000, no Upside Award shall be made.

(d)	Other Conditions to Upside Awards. Notwithstanding the above, no Upside Awards shall be due and payable unless the conditions set forth in Section 2.4(b) of the Merger Agreement are satisfied.

(e)	Form of Payment of Upside Awards. Upside Awards, if earned, shall be payable in the form of cash.

5. Administration and Interpretation

Notwithstanding anything in the Plan to the contrary, all determinations in respect of whether and the extent to which Upside Awards have been earned under the MIP shall be made in accordance with the procedures described in the Merger Agreement in respect of “Upside Payments” (as such term is defined in the Merger Agreement). To the extent necessary to satisfy the intent of the preceding sentence, such sentence shall constitute a delegation of authority pursuant to Section 4(c) of the Plan.

6. No Claim or Right to MIP Participation

No employee or other person shall have any claim or right to be selected as a Participant under the MIP, other than those persons noted on Exhibit A attached hereto. Neither the MIP nor any action taken pursuant to the MIP shall be construed as giving any employee any right to be retained in the employ of the Company or any Affiliate.

7. Unfunded Arrangement

Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the MIP. Nothing contained in the MIP, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, Beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the MIP, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the MIP.

The MIP is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

7. Governing Law

The MIP shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware.

8. Tax Compliance

Notwithstanding any provision of the MIP to the contrary, the Board may take any action, without the consent of any Participant, which it determines is necessary to cause payments made pursuant to the MIP to not be subject to accelerated taxation or tax penalties under Section 409A of the Code, while preserving insomuch as is practicable the purpose and intent of the MIP.

As Adopted by the Board of Directors of

ExlService Holdings, Inc. at a Meeting Held

on                     , 2006.

Exhibit A

Name	2006 Earnout Award Under the Management Incentive Plan	2007 Earnout Award Under the Management Incentive Plan	Maximum Upside Award
	(in shares)	(in shares)
Alex Kloubek	74	74	$2,459
Amanjeet Saluja	677	677	$22,522
Ankor Rai	542	542	$18,023
Anthony Brock	74	74	$2,459
Arnab Dey	1,111	1,111	$36,928
Arup Chakraborty	160	160	$5,328
Brian Paris	493	493	$16,393
Brijesh Goyal	52	52	$1,721
David Sokal	342	342	$11,387
Dinesh Chawla	52	52	$1,721
Gaurav Gupta	302	302	$10,033
Inderpreet Singh	261	261	$8,675
Kal Bittianda	1,654	1,654	$54,984
Lalit Wangikar	1,226	1,226	$40,750
Martin Ahrens	696	696	$23,151
Max Polaner	875	875	$29,108
Melinda Wright	74	74	$2,459
Puneet Shivam	2,262	2,262	$75,200
Raja Sengupta	525	525	$17,467
Ritesh Agarwal	354	354	$11,761
Sandeep Tyagi	512	512	$17,040
Siddhesh Karmali	497	497	$16,518
Steve Abseck	74	74	$2,459
Sudip Chaskraborty	1,847	1,847	$61,411
Vivek Jetley	1,100	1,100	$36,576

Exhibit B-1

EXLSERVICE HOLDINGS, INC. 2006 OMNIBUS AWARD PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), dated as of                     , 20     (the “Date of Grant”), is made by and between ExlService Holdings, Inc., a Delaware corporation, (the “Company”), and                      (“Participant”).

WHEREAS, the Company has adopted the ExlService Holdings, Inc. 2006 Omnibus Award Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement; and

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, dated as of June 30, 2006, among the Company, ExlService Merger Sub, Inc., a Delaware corporation, Inductis, Inc., a Delaware corporation (“Inductis”), and Sandeep Tyagi (the “Merger Agreement”); and

WHEREAS, pursuant to Section 2.8(g) of the Merger Agreement, persons holding Inductis stock options which are surrendered in accordance with clause (iii) of Section 2.2(b) of the Merger Agreement shall participate in the attainment of the targets applicable to the payment of the “Earnout Payment” and the “Upside Payment” (as each such term is defined in the Merger Agreement) in respect of such surrendered Inductis stock options through their participation in the Company’s Management Incentive Plan; and

WHEREAS, the Company has adopted the ExlService Holdings, Inc./Inductis Management Incentive Plan (the “MIP”) as a sub plan under the Plan to fulfill the Company’s obligations pursuant to Section 2.8(g) of the Merger Agreement; and

WHEREAS, Participant has surrendered Inductis stock options and is entitled to participate in the MIP in accordance with Section 2.8(g) of the Merger Agreement; and

WHEREAS, as part of Participant’s participation in the MIP, Participant is entitled to receive forfeitable shares of the Company’s Series B Common Stock, par value $0.001 per share, on the terms and conditions described in this Agreement (the “Restricted Stock Award”).

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

(i) Definitions.

(A) “2007 PAER Determination Date” means the date on which the Profit Adjusted Earnout Revenue is determined for the Second Earnout Period.

(B) “First Earnout Period” means calendar year 2006.

(C) “Maximum 2006 Performance Condition” means the Profit Adjusted Earnout Revenue for the First Earnout Period is greater than or equal to $28,000,000.

(D) “Minimum 2006 Performance Condition” means the Profit Adjusted Earnout Revenue for the First Earnout Period is greater than or equal to $25,200,000.

(E) “Second Earnout Period” means calendar year 2007.

(F) “Profit Adjusted Earnout Revenue” has the meaning ascribed to it in the Merger Agreement.

(G) “Vesting Fraction” means (a) if the Maximum 2006 Performance Condition is attained, 1.0 and (b) if the Maximum 2006 Performance Condition is not attained, a number equal to the greater of zero or:

(ii) Grant of Restricted Stock Award.

(A) Grant. The Company hereby grants to Participant a Restricted Stock Award consisting of              Restricted Shares. The Restricted Shares shall vest and become non-forfeitable in accordance with Section 3 hereof.

(B) Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan, and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

(iii) Vesting and Forfeiture.

(A) If the Minimum 2006 Performance Condition is attained, and if Participant is employed by the Company or any of its Affiliates on (i) the first anniversary of the Date of Grant, then a number of the Restricted Shares shall vest on such date in an amount equal to the product of (A) one-third of the Restricted Shares multiplied by (B) the Vesting Fraction, (ii) the second anniversary of the Date of Grant, then an additional number of the Restricted Shares shall vest on such date in an amount equal to the product of (C) one-third of the Restricted Shares multiplied by (D) the Vesting Fraction and (iii) the third anniversary of the Date of Grant, then an additional number of the Restricted Shares shall vest on such date in an amount equal to the product of (E) one-third of the Restricted Shares multiplied by (F) the Vesting Fraction. The sum of the Restricted Shares which will vest pursuant to the preceding sentence if Participant remains employed by the Company or any of its Affiliates through the third anniversary of the Date of Grant are referred to below as Restricted Shares which are “eligible for vesting.”

(B) If the Maximum 2006 Performance Condition is not attained and the Profit Adjusted Earnout Revenue for the 2007 Earnout Period is greater than $35,000,000, and if Participant is employed by the Company or any of its Affiliates on the 2007 PAER Determination Date, then a number of Restricted Shares in excess of those eligible for vesting as computed under Section 3(a) (the “Excess Shares”) shall become vested in accordance with, and subject to the terms of, this Section 3(b). To determine the number of Excess Shares, the number of Restricted Shares eligible for vesting as computed under Section 3(a) shall be recomputed; such recomputation shall assume that the Profit Adjusted Earnout Revenue for the 2007 Earnout Period that exceeds $35,000,000 is additional Profit Adjusted Earnout Revenue for the 2006 Earnout Period. The Restricted Shares eligible for vesting in accordance with such recomputation in excess of the Restricted Shares eligible for vesting in accordance with Section 3(a) are the Excess Shares. One-third of the Excess Shares shall vest immediately on the 2007 PAER Determination Date, an additional one-third of the Excess Shares shall vest on the second anniversary of the Date of Grant if Participant is employed by the Company or any of its Affiliates on such second anniversary and an additional one-third of the Excess Shares shall vest on the third anniversary of the Date of Grant if Participant is employed by the Company or any of its Affiliates on such third anniversary.

(iv) Tax Withholding. Participant shall pay to the Company promptly upon request, and in any event at the time Participant recognizes taxable income in respect of the Restricted Stock Award, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Shares. Such payment shall be made, at Participant’s election, in the form of cash in an amount or Restricted Shares with a fair market value equal to such withholding liability; provided that the Committee may, in its sole discretion, to the extent permitted by applicable law, allow such withholding obligation to be satisfied by any other method described in Section 12(d) of the Plan.

(v) Certificates. Subject to Section 6, certificates evidencing the Restricted Shares shall be issued by the Company and shall be registered in Participant’s name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to, in the case of any particular share of the Restricted Shares, the date on which such share vests. As a condition to the receipt of this Restricted Stock Award, Participant shall deliver to the Company a stock power, duly endorsed in blank, relating to the Restricted Shares.

(vi) Forfeiture of Restricted Shares.

(A) Unvested Restricted Shares not eligible for vesting on and following the 2007 PAER Determination Date shall be forfeited on the 2007 PAER Determination Date without consideration to Participant.

(B) Unvested Restricted Shares shall be forfeited without consideration to Participant upon Participant’s termination of employment with the Company or its Affiliates for any reason.

(C) Unvested Restricted Shares shall be forfeited without consideration to Participant upon Participant’s breach of the Confidentiality and Non-Competition Agreement entered into between Participant and the Company or upon a finding by the Committee that Participant has violated any Company policy or applicable law or Section 11 hereof.

(vii) Rights as a Stockholder; Dividends. Participant shall not be deemed for any purpose to be the owner of any Restricted Shares unless and until (i) Participant shall have executed the Stockholder Agreement, by and between the Company and Participant (the “Stockholder Agreement”), substantially in the form attached hereto as Exhibit A, (ii) the Company shall have issued the Restricted Shares in accordance with Section 5 hereof, (iii) Participant’s name shall have been entered as a stockholder of record with respect to the Restricted Shares on the books of the Company and (iv) if Participant is married and is a resident of a state which is a “community property” state, an executed spousal consent substantially in the form attached hereto as Exhibit B. Upon the fulfillment of the conditions in (i)–(iii) and, if applicable, (iv) of this Section 7, Participant shall be the record owner of the Restricted Shares unless and until such shares are forfeited pursuant to Section 6 hereof or sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares; provided that (x) any cash or in-kind dividends paid with respect to unvested Restricted Shares shall be withheld by the Company and shall be paid to Participant, without interest, only when, and if, such Restricted Shares become vested and (y) the Restricted Shares shall be subject to the limitations on transfer and encumbrance set forth in this Agreement and the Stockholder Agreement. As soon as practicable following the vesting of any Restricted Shares, certificates for such vested Restricted Shares shall be delivered to Participant or to Participant’s legal representative along with the stock powers relating thereto.

(viii) Restrictive Legend. All certificates representing Restricted Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE EXLSERVICE HOLDINGS, INC. 2006 OMNIBUS AWARD PLAN, A CERTAIN RESTRICTED STOCK AWARD AGREEMENT BETWEEN EXLSERVICE HOLDINGS, INC. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) AND THE STOCKHOLDER AGREEMENT TO WHICH EXLSERVICE HOLDINGS, INC. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) ARE PARTIES, WHICH AGREEMENTS ARE BINDING UPON ANY AND ALL OWNERS OF ANY INTEREST IN SAID SHARES. SAID PLAN AND AGREEMENTS ARE AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF EXLSERVICE HOLDINGS, INC. AND COPIES THEREOF WILL BE FURNISHED WITHOUT CHARGE TO ANY OWNER OF SAID SHARES UPON REQUEST.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS EXLSERVICE HOLDINGS, INC. HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO IT, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A “TRANSFER”) AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF A CERTAIN STOCKHOLDER AGREEMENT, DATED AS OF                  , 2006, BY AND BETWEEN EXLSERVICE HOLDINGS, INC. (THE “COMPANY”) AND                      AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, COPIES OF WHICH MAY BE INSPECTED AT THE COMPANY’S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF SUCH STOCK PURCHASE AGREEMENT AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

(ix) Transferability.

(a) The Restricted Shares may not, at any time prior to becoming vested, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(B) The Restricted Shares may not, at any time prior to becoming vested, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Prior to the completion by the Company of an underwritten public offering and sale of equity securities of the Company pursuant to an effective registration statement under the Securities Act, the Restricted Shares shall be subject to the provisions of the Stockholder Agreement.

(x) Adjustments for Stock Splits, Stock Dividends, etc.

(A) If from time to time during the term of the Agreement there is any stock split up, stock dividend, stock distribution or other reclassification of the Common Stock, any and all new, substituted or additional securities to which Participant is entitled by reason of his ownership of the Restricted Shares shall be immediately subject to the terms of the Agreement.

(B) If the Common Stock is converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under the Agreement shall inure to the benefit of the Company’s successor and the Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Restricted Shares.

(xi) Confidentiality of the Agreement. Participant agrees to keep confidential the terms of this Agreement, unless and until such terms have been disclosed publicly other than through a breach by Participant of this covenant. This provision does not prohibit Participant from providing this information on a confidential and privileged basis to Participant’s attorneys or accountants for purposes of obtaining legal or tax advice or as otherwise required by law.

(xii) Waiver. Any right of the Company contained in this Agreement may be waived in writing by the Board. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

(xiii) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier service or personal delivery:

if to the Company:

ExlService Holdings, Inc.

350 Park Avenue, 10th Floor

New York, NY 10022

Attention: [General Counsel]

if to Participant, to the address last appearing on the records of the Company for Participant.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed.

(xiv) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(xv) No Rights to Employment. Nothing contained in this Agreement shall be construed as giving Participant any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge Participant at any time for any reason whatsoever.

(xvi) Beneficiary. Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives Participant, Participant’s estate shall be deemed to be Participant’s beneficiary.

(xvii) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of Participant and the beneficiaries, executors, administrators, heirs and successors of Participant.

(xviii) Entire Agreement. This Agreement and the Plan and the Stockholder Agreement contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

(xix) Administration and Interpretation. Notwithstanding anything in the Plan to the contrary, all determinations in respect of the amount of Profit Adjusted Earnout Revenue attained shall be made in accordance with the procedures described in the Merger Agreement in respect of the Earnout Payments. To the extent necessary to satisfy the intent of the preceding sentence, such sentence shall constitute a delegation of authority by the Committee pursuant to Section 4(c) of the Plan.

(xx) Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

(xxi) Bound by Plan. By signing this Agreement, Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

(xxii) Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

(xxiii) JURY TRIAL WAIVER. THE PARTIES EXPRESSLY AND KNOWINGLY WAIVE ANY RIGHT TO A JURY TRIAL IN THE EVENT ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LITIGATED OR HEARD IN ANY COURT.

(xxiv) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(xxv) Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

ExlService Holdings, Inc.

By:
Title:

Participant

Exhibit B-2

EXLSERVICE HOLDINGS, INC. 2006 OMNIBUS INDIA SUB PLAN 1

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), dated as of             , 20     (the “Date of Grant”), is made by and between ExlService Holdings, Inc., a Delaware corporation, (the “Company”), and              (“Participant”).

WHEREAS, the Company has adopted the ExlSerivce Holdings, Inc. 2006 Omnibus India Sub Plan 1 (“Sub Plan”) which Sub Plan is incorporated herein by reference and made a part of this Agreement; and

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, dated as of June 30, 2006, among the Company, ExlService Merger Sub, Inc., a Delaware corporation, Inductis, Inc., a Delaware corporation (“Inductis”), and Sandeep Tyagi (the “Merger Agreement”); and

WHEREAS, pursuant to Section 2.8(g) of the Merger Agreement, persons holding Inductis stock options which are surrendered in accordance with clause (iii) of Section 2.2(b) of the Merger Agreement shall participate in the attainment of the targets applicable to the payment of the “Earnout Payment” and the “Upside Payment” (as each such term is defined in the Merger Agreement) in respect of such surrendered Inductis stock options; and

WHEREAS, Participant has surrendered Inductis stock options and is entitled to receive this grant pursuant to Section 2.8(g) of the Merger Agreement; and

WHEREAS, as part of Participant’s participation in the MIP, Participant is entitled to receive forfeitable shares of the Company’s Series B Common Stock, par value $0.001 per share, on the terms and conditions described in this Agreement (the “Restricted Stock Award”).

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

(xxvi) Definitions.

(A) “2007 PAER Determination Date” means the date on which the Profit Adjusted Earnout Revenue is determined for the Second Earnout Period.

(B) “First Earnout Period” means calendar year 2006.

(C) “Maximum 2006 Performance Condition” means the Profit Adjusted Earnout Revenue for the First Earnout Period is greater than or equal to $28,000,000.

(D) “Minimum 2006 Performance Condition” means the Profit Adjusted Earnout Revenue for the First Earnout Period is greater than or equal to $25,200,000.

(E) “Second Earnout Period” means calendar year 2007.

(F) “Profit Adjusted Earnout Revenue” has the meaning ascribed to it in the Merger Agreement.

(G) “Vesting Fraction” means (a) if the Maximum 2006 Performance Condition is attained, 1.0 and (b) if the Maximum 2006 Performance Condition is not attained, a number equal to the greater of zero or:

(xxvii) Grant of Restricted Stock Award.

(A) Grant. The Company hereby grants to Participant a Restricted Stock Award consisting of              Restricted Shares. The Restricted Shares shall vest and become non-forfeitable in accordance with Section 3 hereof.

(B) Incorporation by Reference, Etc. The provisions of the Sub Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Sub Plan, and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Sub Plan. The Committee shall have final authority to interpret and construe the Sub Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon Participant and his legal representative in respect of any questions arising under the Sub Plan or this Agreement.

(xxviii) Vesting and Forfeiture.

(A) If the Minimum 2006 Performance Condition is attained, and if Participant is employed by the Company or any of its Affiliates on (i) the first anniversary of the Date of Grant, then a number of the Restricted Shares shall vest on such date in an amount equal to the product of (A) one-third of the Restricted Shares multiplied by (B) the Vesting Fraction, (ii) the second anniversary of the Date of Grant, then an additional number of the Restricted Shares shall vest on such date in an amount equal to the product of (C) one-third of the Restricted Shares multiplied by (D) the Vesting Fraction and (iii) the third anniversary of the Date of Grant, then an additional number of the Restricted Shares shall vest on such date in an amount equal to the product of (E) one-third of the Restricted Shares multiplied by (F) the Vesting Fraction. The sum of the Restricted Shares which will vest pursuant to the preceding sentence if Participant remains employed by the Company or any of its Affiliates through the third anniversary of the Date of Grant are referred to below as Restricted Shares which are “eligible for vesting.”

(B) If the Maximum 2006 Performance Condition is not attained and the Profit Adjusted Earnout Revenue for the 2007 Earnout Period is greater than $35,000,000, and if Participant is employed by the Company or any of its Affiliates on the 2007 PAER Determination Date, then a number of Restricted Shares in excess of those eligible for vesting as computed under Section 3(a) (the “Excess Shares”) shall become vested in accordance with, and subject to the terms of, this Section 3(b). To determine the number of Excess Shares, the number of Restricted Shares eligible for vesting as computed under Section 3(a) shall be recomputed; such recomputation shall assume that the Profit Adjusted Earnout Revenue for the 2007 Earnout Period that exceeds $35,000,000 is additional Profit Adjusted Earnout Revenue for the 2006 Earnout Period. The Restricted Shares eligible for vesting in accordance with such recomputation in excess of the Restricted Shares eligible for vesting in accordance with Section 3(a) are the Excess Shares. One-third of the Excess Shares shall vest immediately on the 2007 PAER Determination Date, an additional one-third of the Excess Shares shall vest on the second anniversary of the Date of Grant if Participant is employed by the Company or any of its Affiliates on such second anniversary and an additional one-third of the Excess Shares shall vest on the third anniversary of the Date of Grant if Participant is employed by the Company or any of its Affiliates on such third anniversary.

(xxix) Tax Withholding. Participant shall pay to the Company promptly upon request, and in any event at the time Participant recognizes taxable income in respect of the Restricted Stock Award, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Shares. Such payment shall be made, at Participant’s election, in the form of cash in an amount or Restricted Shares with a fair market value equal to such withholding liability; provided that the Committee may, in its sole discretion, to the extent permitted by applicable law, allow such withholding obligation to be satisfied by any other method described in Section 12(d) of the ExlService Holdings, Inc. 2006 Omnibus Award Plan.

(xxx) Certificates. Subject to Section 6, certificates evidencing the Restricted Shares shall be issued by the Company and shall be registered in Participant’s name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to, in the case of any particular share of the Restricted Shares, the date on which such share vests. As a condition to the receipt of this Restricted Stock Award, Participant shall deliver to the Company a stock power, duly endorsed in blank, relating to the Restricted Shares.

(xxxi) Forfeiture of Restricted Shares.

(A) Unvested Restricted Shares not eligible for vesting on and following the 2007 PAER Determination Date shall be forfeited on the 2007 PAER Determination Date without consideration to Participant.

(B) Unvested Restricted Shares shall be forfeited without consideration to Participant upon Participant’s termination of employment with the Company or its Affiliates for any reason.

(C) Unvested Restricted Shares shall be forfeited without consideration to Participant upon Participant’s breach of the Confidentiality and Non-Competition Agreement entered into between Participant and the Company or upon a finding by the Committee that Participant has violated any Company policy or applicable law or Section 11 hereof.

(xxxii) Rights as a Stockholder; Dividends. Participant shall not be deemed for any purpose to be the owner of any Restricted Shares unless and until (i) Participant shall have executed the Stockholder Agreement, by and between the Company and Participant (the “Stockholder Agreement”), substantially in the form attached hereto as Exhibit A, (ii) the Company shall have issued the Restricted Shares in accordance with Section 5 hereof and (iii) Participant’s name shall have been entered as a stockholder of record with respect to the Restricted Shares on the books of the Company. Upon the fulfillment of the conditions in (i)–(iii) of this Section 7, Participant shall be the record owner of the Restricted Shares unless and until such shares are forfeited pursuant to Section 6 hereof or sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares; provided that (x) any cash or in-kind dividends paid with respect to unvested Restricted Shares shall be withheld by the Company and shall be paid to Participant, without interest, only when, and if, such Restricted Shares become vested and (y) the Restricted Shares shall be subject to the limitations on transfer and encumbrance set forth in this Agreement and the Stockholder Agreement. As soon as practicable following the vesting of any Restricted Shares, certificates for such vested Restricted Shares shall be delivered to Participant or to Participant’s legal representative along with the stock powers relating thereto.

(xxxiii) Restrictive Legend. All certificates representing Restricted Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE EXLSERVICE HOLDINGS, INC. 2006 OMNIBUS INDIA SUB PLAN 1, A CERTAIN RESTRICTED STOCK AWARD AGREEMENT BETWEEN EXLSERVICE HOLDINGS, INC. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) AND THE STOCKHOLDER AGREEMENT TO WHICH EXLSERVICE HOLDINGS,

INC. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) ARE PARTIES, WHICH AGREEMENTS ARE BINDING UPON ANY AND ALL OWNERS OF ANY INTEREST IN SAID SHARES. SAID SUB PLAN AND AGREEMENTS ARE AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF EXLSERVICE HOLDINGS, INC. AND COPIES THEREOF WILL BE FURNISHED WITHOUT CHARGE TO ANY OWNER OF SAID SHARES UPON REQUEST.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS EXLSERVICE HOLDINGS, INC. HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO IT, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A “TRANSFER”) AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF A CERTAIN STOCKHOLDER AGREEMENT, DATED AS OF                  , 2006, BY AND BETWEEN EXLSERVICE HOLDINGS, INC. (THE “COMPANY”) AND                      AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, COPIES OF WHICH MAY BE INSPECTED AT THE COMPANY’S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF SUCH STOCK PURCHASE AGREEMENT AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

(xxxiv) Transferability.

(a) The Restricted Shares may not, at any time prior to becoming vested, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(A) The Restricted Shares may not, at any time prior to becoming vested, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Prior to the completion by the Company of an underwritten public offering and sale of equity securities of the Company pursuant to an effective registration statement under the Securities Act, the Restricted Shares shall be subject to the provisions of the Stockholder Agreement.

(xxxv) Adjustments for Stock Splits, Stock Dividends, etc.

(A) If from time to time during the term of the Agreement there is any stock split up, stock dividend, stock distribution or other reclassification of the Common Stock, any and all new, substituted or additional securities to which Participant is entitled by reason of his ownership of the Restricted Shares shall be immediately subject to the terms of the Agreement.

(B) If the Common Stock is converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under the Agreement shall inure to the benefit of the Company’s successor and the Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Restricted Shares.

(xxxvi) Confidentiality of the Agreement. Participant agrees to keep confidential the terms of this Agreement, unless and until such terms have been disclosed publicly other than through a breach by Participant of this covenant. This provision does not prohibit Participant from providing this information on a confidential and privileged basis to Participant’s attorneys or accountants for purposes of obtaining legal or tax advice or as otherwise required by law.

(xxxvii) Waiver. Any right of the Company contained in this Agreement may be waived in writing by the Board. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

(xxxviii) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier service or personal delivery:

if to the Company:

ExlService Holdings, Inc.

350 Park Avenue, 10th Floor

New York, NY 10022

Attention: [General Counsel]

if to Participant, to the address last appearing on the records of the Company for Participant.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed.

(xxxix) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(xl) No Rights to Employment. Nothing contained in this Agreement shall be construed as giving Participant any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge Participant at any time for any reason whatsoever.

(xli) Beneficiary. Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives Participant, Participant’s estate shall be deemed to be Participant’s beneficiary.

(xlii) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of Participant and the beneficiaries, executors, administrators, heirs and successors of Participant.

(xliii) Entire Agreement. This Agreement and the Sub Plan and the Stockholder Agreement contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

(xliv) Administration and Interpretation. Notwithstanding anything in the Sub Plan to the contrary, all determinations in respect of the amount of Profit Adjusted Earnout Revenue attained shall be made in accordance with the procedures described in the Merger Agreement in respect of the Earnout Payments. To the extent necessary to satisfy the intent of the preceding sentence, such sentence shall constitute a delegation of authority by the Committee pursuant to Section 4(c) of the Sub Plan.

(xlv) Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

(xlvi) Bound by Sub Plan. By signing this Agreement, Participant acknowledges that he has received a copy of the Sub Plan and has had an opportunity to review the Sub Plan and agrees to be bound by all the terms and provisions of the Sub Plan.

(xlvii) Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

(xlviii) JURY TRIAL WAIVER. THE PARTIES EXPRESSLY AND KNOWINGLY WAIVE ANY RIGHT TO A JURY TRIAL IN THE EVENT ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LITIGATED OR HEARD IN ANY COURT.

(xlix) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(l) Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

ExlService Holdings, Inc.

By:
Title:

Participant

Exhibit C-1

EXLSERVICE HOLDINGS, INC. 2006 OMNIBUS AWARD PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), dated as of                 , 20     (the “Date of Grant”), is made by and between ExlService Holdings, Inc., a Delaware corporation, (the “Company”), and                              (“Participant”).

WHEREAS, the Company has adopted the ExlService Holdings, Inc. 2006 Omnibus Award Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement; and

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, dated as of June 30, 2006, among the Company, ExlService Merger Sub, Inc., a Delaware corporation, Inductis, Inc., a Delaware corporation (“Inductis”), and Sandeep Tyagi (the “Merger Agreement”); and

WHEREAS, pursuant to Section 2.8(g) of the Merger Agreement, persons holding Inductis stock options which are surrendered in accordance with clause (iii) of Section 2.2(b) of the Merger Agreement shall participate in the attainment of the targets applicable to the payment of the “Earnout Payment” and the “Upside Payment” (as each such term is defined in the Merger Agreement) in respect of such surrendered Inductis stock options through their participation in the Company’s Management Incentive Plan; and

WHEREAS, the Company has adopted the ExlService Holdings, Inc./Inductis Management Incentive Plan (the “MIP”) as a sub plan under the Plan to fulfill the Company’s obligations pursuant to Section 2.8(g) of the Merger Agreement; and

WHEREAS, Participant has surrendered Inductis stock options and is entitled to participate in the MIP in accordance with Section 2.8(g) of the Merger Agreement; and

WHEREAS, as part of Participant’s participation in the MIP, Participant is entitled to receive forfeitable shares of the Company’s Series B Common Stock, par value $0.001 per share, on the terms and conditions described in this Agreement (the “Restricted Stock Award”).

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

(li) Definitions.

(A) “2007 PAER Determination Date” means the date on which the Profit Adjusted Earnout Revenue is determined for the Second Earnout Period.

(B) “Maximum 2007 Performance Condition” means the Profit Adjusted Earnout Revenue for the Second Earnout Period is greater than or equal to $35,000,000.

(C) “Minimum 2007 Performance Condition” means the Profit Adjusted Earnout Revenue for the Second Earnout Period is greater than or equal to $31,500,000.

(D) “Second Earnout Period” means calendar year 2007.

(E) “Profit Adjusted Earnout Revenue” has the meaning ascribed to it in the Merger Agreement.

(F) “Vesting Fraction” means (a) if the Maximum 2007 Performance Condition is attained, 1.0 and (b) if the Maximum 2007 Performance Condition is not attained, a number equal to the greater of zero or:

(lii) Grant of Restricted Stock Award.

(A) Grant. The Company hereby grants to Participant a Restricted Stock Award consisting of                  Restricted Shares. The Restricted Shares shall vest and become non-forfeitable in accordance with Section 3 hereof.

(B) Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan, and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

(liii) Vesting and Forfeiture. If the Minimum 2007 Performance Condition is attained, and if Participant is employed by the Company or any of its Affiliates on (i) the 2007 PAER Determination Date, then a number of the Restricted Shares shall vest on such date in an amount equal to the product of (A) one-third of the Restricted Shares multiplied by (B) the Vesting Fraction, (ii) the second anniversary of the Date of Grant, then an additional number of the Restricted Shares shall vest on such date in an amount equal to the product of (C) one-third of the Restricted Shares multiplied by (D) the Vesting Fraction and (iii) the third anniversary of the Date of Grant, then an additional number of the Restricted Shares shall vest on such date in an amount equal to the product of (E) one-third of the Restricted Shares multiplied by (F) the Vesting Fraction. The sum of the Restricted Shares which will vest pursuant to the preceding sentence if Participant remains employed by the Company or any of its Affiliates through the third anniversary of the Date of Grant are referred to below as Restricted Shares which are “eligible for vesting.”

(liv) Tax Withholding. Participant shall pay to the Company promptly upon request, and in any event at the time Participant recognizes taxable income in respect of the Restricted Stock Award, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Shares. Such payment shall be made, at Participant’s election, in the form of cash in an amount or Restricted Shares with a fair market value equal to such withholding liability; provided that the Committee may, in its sole discretion, to the extent permitted by applicable law, allow such withholding obligation to be satisfied by any other method described in Section 12(d) of the Plan.

(lv) Certificates. Subject to Section 6, certificates evidencing the Restricted Shares shall be issued by the Company and shall be registered in Participant’s name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to, in the case of any particular share of the Restricted Shares, the date on which such share vests (the “Vesting Date”). As a condition to the receipt of this Restricted Stock Award, Participant shall deliver to the Company a stock power, duly endorsed in blank, relating to the Restricted Shares.

(lvi) Forfeiture of Restricted Shares.

(A) Unvested Restricted Shares not eligible for vesting on and following the 2007 PAER Determination Date shall be forfeited on the 2007 PAER Determination Date without consideration to Participant.

(B) Unvested Restricted Shares shall be forfeited without consideration to Participant upon Participant’s termination of employment with the Company or its Affiliates for any reason.

(C) Unvested Restricted Shares shall be forfeited without consideration to Participant upon Participant’s breach of the Confidentiality and Non-Competition Agreement entered into between Participant and the Company or upon a finding by the Committee that Participant has violated any Company policy or applicable law or Section 11 hereof.

(lvii) Rights as a Stockholder; Dividends. Participant shall not be deemed for any purpose to be the owner of any Restricted Shares unless and until (i) Participant shall have executed the Stockholder Agreement, by and between the

Company and Participant (the “Stockholder Agreement”), substantially in the form attached hereto as Exhibit A, (ii) the Company shall have issued the Restricted Shares in accordance with Section 5 hereof, (iii) Participant’s name shall have been entered as a stockholder of record with respect to the Restricted Shares on the books of the Company and (iv) if Participant is married and is a resident of a state which is a “community property” state, an executed spousal consent substantially in the form attached hereto as Exhibit B. Upon the fulfillment of the conditions in (i)–(iii) and, if applicable, (iv) of this Section 7, Participant shall be the record owner of the Restricted Shares unless and until such shares are forfeited pursuant to Section 6 hereof or sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares; provided that (x) any cash or in-kind dividends paid with respect to unvested Restricted Shares shall be withheld by the Company and shall be paid to Participant, without interest, only when, and if, such Restricted Shares become vested and (y) the Restricted Shares shall be subject to the limitations on transfer and encumbrance set forth in this Agreement and the Stockholder Agreement. As soon as practicable following the vesting of any Restricted Shares, certificates for such vested Restricted Shares shall be delivered to Participant or to Participant’s legal representative along with the stock powers relating thereto.

(lviii) Restrictive Legend. All certificates representing Restricted Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE EXLSERVICE HOLDINGS, INC. 2006 OMNIBUS AWARD PLAN, A CERTAIN RESTRICTED STOCK AWARD AGREEMENT BETWEEN EXLSERVICE HOLDINGS, INC. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) AND THE STOCKHOLDER AGREEMENT TO WHICH EXLSERVICE HOLDINGS, INC. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) ARE PARTIES, WHICH AGREEMENTS ARE BINDING UPON ANY AND ALL OWNERS OF ANY INTEREST IN SAID SHARES. SAID PLAN AND AGREEMENTS ARE AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF EXLSERVICE HOLDINGS, INC. AND COPIES THEREOF WILL BE FURNISHED WITHOUT CHARGE TO ANY OWNER OF SAID SHARES UPON REQUEST.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE

REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS EXLSERVICE HOLDINGS, INC. HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO IT, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A “TRANSFER”) AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF A CERTAIN STOCKHOLDER AGREEMENT, DATED AS OF                          , 2006, BY AND BETWEEN EXLSERVICE HOLDINGS, INC. (THE “COMPANY”) AND                                                   AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, COPIES OF WHICH MAY BE INSPECTED AT THE COMPANY’S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF SUCH STOCK PURCHASE AGREEMENT AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

(lix) Transferability.

(a) The Restricted Shares may not, at any time prior to becoming vested, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(A) The Restricted Shares may not, at any time prior to becoming vested, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Prior to the completion by the Company of an underwritten public offering and sale of equity securities of the Company pursuant to an effective registration statement under the Securities Act, the Restricted Shares shall be subject to the provisions of the Stockholder Agreement.

(lx) Adjustments for Stock Splits, Stock Dividends, etc.

(A) If from time to time during the term of the Agreement there is any stock split up, stock dividend, stock distribution or other reclassification of the Common Stock, any and all new, substituted or additional securities to which

Participant is entitled by reason of his ownership of the Restricted Shares shall be immediately subject to the terms of the Agreement.

(B) If the Common Stock is converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under the Agreement shall inure to the benefit of the Company’s successor and the Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Restricted Shares.

(lxi) Confidentiality of the Agreement. Participant agrees to keep confidential the terms of this Agreement, unless and until such terms have been disclosed publicly other than through a breach by Participant of this covenant. This provision does not prohibit Participant from providing this information on a confidential and privileged basis to Participant’s attorneys or accountants for purposes of obtaining legal or tax advice or as otherwise required by law.

(lxii) Waiver. Any right of the Company contained in this Agreement may be waived in writing by the Board. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

(lxiii) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier service or personal delivery:

if to the Company:

ExlService Holdings, Inc.

350 Park Avenue, 10th Floor

New York, NY 10022 Attention: [General Counsel]

if to Participant, to the address last appearing on the records of the Company for Participant.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed.

(lxiv) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(lxv) No Rights to Employment. Nothing contained in this Agreement shall be construed as giving Participant any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge Participant at any time for any reason whatsoever.

(lxvi) Beneficiary. Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives Participant, Participant’s estate shall be deemed to be Participant’s beneficiary.

(lxvii) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of Participant and the beneficiaries, executors, administrators, heirs and successors of Participant.

(lxviii) Entire Agreement. This Agreement and the Plan and the Stockholder Agreement contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

(lxix) Administration and Interpretation. Notwithstanding anything in the Plan to the contrary, all determinations in respect of the amount of Profit Adjusted Earnout Revenue attained shall be made in accordance with the procedures described in the Merger Agreement in respect of the Earnout Payments. To the extent necessary to satisfy the intent of the preceding sentence, such sentence shall constitute a delegation of authority by the Committee pursuant to Section 4(c) of the Plan.

(lxx) Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

(lxxi) Bound by Plan. By signing this Agreement, Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

(lxxii) Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

(lxxiii) JURY TRIAL WAIVER. THE PARTIES EXPRESSLY AND KNOWINGLY WAIVE ANY RIGHT TO A JURY TRIAL IN THE EVENT ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LITIGATED OR HEARD IN ANY COURT.

(lxxiv) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(lxxv) Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

ExlService Holdings, Inc.

By:
Title:

Participant

Exhibit A

[Stockholder Agreement]

Exhibit B

CONSENT OF SPOUSE

I, [                    ], spouse of [Insert Participant’s Name], have read and approve of the Stock Purchase Agreement, dated as of                     , 20[    ], by and between ExlService Holdings, Inc. and [Insert Participant’s Name]. In consideration of the sale of shares of ExlService Holdings, Inc. to my spouse, as set forth in the Stock Purchase Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Stock Purchase Agreement and agree to be bound by the provisions of the Stock Purchase Agreement, insofar as I may have any rights in said Stock Purchase Agreement or any shares issued pursuant thereto under the community property laws of the [                    ] or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Stock Purchase Agreement.

Dated:                     , 20[    ].

Signature

Exhibit C-2

EXLSERVICE HOLDINGS, INC. 2006 OMNIBUS INDIA SUB PLAN 1

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), dated as of                     , 20     (the “Date of Grant”), is made by and between ExlService Holdings, Inc., a Delaware corporation, (the “Company”), and                      (“Participant”).

WHEREAS, the Company has adopted the ExlService Holdings, Inc. 2006 Omnibus India Sub Plan 1 (“Sub Plan”) which Sub Plan is incorporated herein by reference and made a part of this Agreement; and

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, dated as of June 30, 2006, among the Company, ExlService Merger Sub, Inc., a Delaware corporation, Inductis, Inc., a Delaware corporation (“Inductis”), and Sandeep Tyagi (the “Merger Agreement”); and

WHEREAS, pursuant to Section 2.8(g) of the Merger Agreement, persons holding Inductis stock options which are surrendered in accordance with clause (iii) of Section 2.2(b) of the Merger Agreement shall participate in the attainment of the targets applicable to the payment of the “Earnout Payment” and the “Upside Payment” (as each such term is defined in the Merger Agreement) in respect of such surrendered Inductis stock options; and

WHEREAS, Participant has surrendered Inductis stock options and is entitled to receive this grant pursuant to Section 2.8(g) of the Merger Agreement; and

WHEREAS, as part of Participant’s participation in the MIP, Participant is entitled to receive forfeitable shares of the Company’s Series B Common Stock, par value $0.001 per share, on the terms and conditions described in this Agreement (the “Restricted Stock Award”).

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

(lxxvi) Definitions.

(A) “2007 PAER Determination Date” means the date on which the Profit Adjusted Earnout Revenue is determined for the Second Earnout Period.

(B) “Maximum 2007 Performance Condition” means the Profit Adjusted Earnout Revenue for the Second Earnout Period is greater than or equal to $35,000,000.

(C) “Minimum 2007 Performance Condition” means the Profit Adjusted Earnout Revenue for the Second Earnout Period is greater than or equal to $31,500,000.

(D) “Second Earnout Period” means calendar year 2007.

(E) “Profit Adjusted Earnout Revenue” has the meaning ascribed to it in the Merger Agreement.

(F) “Vesting Fraction” means (a) if the Maximum 2007 Performance Condition is attained, 1.0 and (b) if the Maximum 2007 Performance Condition is not attained, a number equal to the greater of zero or:

(lxxvii) Grant of Restricted Stock Award.

(A) Grant. The Company hereby grants to Participant a Restricted Stock Award consisting of              Restricted Shares. The Restricted Shares shall vest and become non-forfeitable in accordance with Section 3 hereof.

(B) Incorporation by Reference, Etc. The provisions of the Sub Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Sub Plan, and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Sub Plan. The Committee shall have final authority to interpret and construe the Sub Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon Participant and his legal representative in respect of any questions arising under the Sub Plan or this Agreement.

(lxxviii) Vesting and Forfeiture. If the Minimum 2007 Performance Condition is attained, and if Participant is employed by the Company or any of its Affiliates on (i) the 2007 PAER Determination Date, then a number of the Restricted Shares shall vest on such date in an amount equal to the product of (A) one-third of the Restricted Shares multiplied by (B) the Vesting Fraction, (ii) the second anniversary of the Date of Grant, then an additional number of the Restricted Shares shall vest on such date in an amount equal to the product of (C) one-third of the Restricted Shares multiplied by (D) the Vesting Fraction and (iii) the third anniversary of the Date of Grant, then an additional number of the Restricted Shares shall vest on such date in an amount equal to the product of (E) one-third of the Restricted Shares multiplied by (F) the Vesting Fraction. The sum of the Restricted Shares which will vest pursuant to the preceding sentence if Participant remains employed by the Company or any of its Affiliates through the third anniversary of the Date of Grant are referred to below as Restricted Shares which are “eligible for vesting.”

(lxxix) Tax Withholding. Participant shall pay to the Company promptly upon request, and in any event at the time Participant recognizes taxable income in respect of the Restricted Stock Award, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Shares. Such payment shall be made, at Participant’s election, in the form of cash in an amount or Restricted Shares with a fair market value equal to such withholding liability; provided that the Committee may, in its sole discretion, to the extent permitted by applicable law, allow such withholding obligation to be satisfied by any other method described in Section 12(d) of the ExlService Holdings, Inc. 2006 Omnibus Award Plan.

(lxxx) Certificates. Subject to Section 6, certificates evidencing the Restricted Shares shall be issued by the Company and shall be registered in Participant’s name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to, in the case of any particular share of the Restricted Shares, the date on which such share vests (the “Vesting Date”). As a condition to the receipt of this Restricted Stock Award, Participant shall deliver to the Company a stock power, duly endorsed in blank, relating to the Restricted Shares.

(lxxxi) Forfeiture of Restricted Shares.

(A) Unvested Restricted Shares not eligible for vesting on and following the 2007 PAER Determination Date shall be forfeited on the 2007 PAER Determination Date without consideration to Participant.

(B) Unvested Restricted Shares shall be forfeited without consideration to Participant upon Participant’s termination of employment with the Company or its Affiliates for any reason.

(C) Unvested Restricted Shares shall be forfeited without consideration to Participant upon Participant’s breach of the Confidentiality and Non-Competition Agreement entered into between Participant and the Company or upon a finding by the Committee that Participant has violated any Company policy or applicable law or Section 11 hereof.

(lxxxii) Rights as a Stockholder; Dividends. Participant shall not be deemed for any purpose to be the owner of any Restricted Shares unless and until (i) Participant shall have executed the Stockholder Agreement, by and between the Company and Participant (the “Stockholder Agreement”), substantially in the form attached hereto as Exhibit A, (ii) the Company shall have issued the Restricted Shares in accordance with Section 5 hereof and (iii) Participant’s name shall have been entered as a stockholder of record with respect to the Restricted Shares on the books of the Company. Upon the fulfillment of the conditions in (i)–(iii) of this Section 7, Participant shall be the record owner of the Restricted Shares unless and until such shares are forfeited pursuant to Section 6 hereof or sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares; provided that (x) any cash or in-kind dividends paid with respect to unvested Restricted Shares shall be withheld by the Company and shall be paid to Participant, without interest, only when, and if, such Restricted Shares become vested and (y) the Restricted Shares shall be subject to the limitations on transfer and encumbrance set forth in this Agreement and the Stockholder Agreement. As soon as practicable following the vesting of any Restricted Shares, certificates for such vested Restricted Shares shall be delivered to Participant or to Participant’s legal representative along with the stock powers relating thereto.

(lxxxiii) Restrictive Legend. All certificates representing Restricted Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE EXLSERVICE HOLDINGS, INC. 2006 OMNIBUS INDIA SUB PLAN 1, A CERTAIN RESTRICTED STOCK AWARD AGREEMENT BETWEEN EXLSERVICE HOLDINGS, INC. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) AND THE STOCKHOLDER AGREEMENT TO WHICH EXLSERVICE HOLDINGS, INC. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) ARE PARTIES, WHICH AGREEMENTS ARE BINDING UPON ANY AND ALL OWNERS OF ANY INTEREST IN SAID SHARES. SAID SUB PLAN AND AGREEMENTS ARE AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF EXLSERVICE HOLDINGS, INC. AND COPIES THEREOF WILL BE FURNISHED WITHOUT CHARGE TO ANY OWNER OF SAID SHARES UPON REQUEST.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS EXLSERVICE HOLDINGS, INC. HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO IT, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A “TRANSFER”) AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF A CERTAIN STOCKHOLDER AGREEMENT, DATED AS OF                  , 2006, BY AND BETWEEN EXLSERVICE HOLDINGS, INC. (THE “COMPANY”) AND                              AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, COPIES OF WHICH MAY BE INSPECTED AT THE COMPANY’S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF SUCH STOCK PURCHASE AGREEMENT AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

(lxxxiv) Transferability.

(a) The Restricted Shares may not, at any time prior to becoming vested, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(A) The Restricted Shares may not, at any time prior to becoming vested, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Prior to the completion by the Company of an underwritten public offering and sale of equity securities of the Company pursuant to an effective registration statement under the Securities Act, the Restricted Shares shall be subject to the provisions of the Stockholder Agreement.

(lxxxv) Adjustments for Stock Splits, Stock Dividends, etc.

(A) If from time to time during the term of the Agreement there is any stock split up, stock dividend, stock distribution or other reclassification of the Common Stock, any and all new, substituted or additional securities to which Participant is entitled by reason of his ownership of the Restricted Shares shall be immediately subject to the terms of the Agreement.

(B) If the Common Stock is converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under the Agreement shall inure to the benefit of the Company’s successor and the Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Restricted Shares.

(lxxxvi) Confidentiality of the Agreement. Participant agrees to keep confidential the terms of this Agreement, unless and until such terms have been disclosed publicly other than through a breach by Participant of this covenant. This provision does not prohibit Participant from providing this information on a confidential and privileged basis to Participant’s attorneys or accountants for purposes of obtaining legal or tax advice or as otherwise required by law.

(lxxxvii) Waiver. Any right of the Company contained in this Agreement may be waived in writing by the Board. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

(lxxxviii) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier service or personal delivery:

if to the Company:

ExlService Holdings, Inc.

350 Park Avenue, 10th Floor

New York, NY 10022

Attention: [General Counsel]

if to Participant, to the address last appearing on the records of the Company for Participant.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed.

(lxxxix) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(xc) No Rights to Employment. Nothing contained in this Agreement shall be construed as giving Participant any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge Participant at any time for any reason whatsoever.

(xci) Beneficiary. Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives Participant, Participant’s estate shall be deemed to be Participant’s beneficiary.

(xcii) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of Participant and the beneficiaries, executors, administrators, heirs and successors of Participant.

(xciii) Entire Agreement. This Agreement and the Sub Plan and the Stockholder Agreement contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

(xciv) Administration and Interpretation. Notwithstanding anything in the Sub Plan to the contrary, all determinations in respect of the amount of Profit Adjusted Earnout Revenue attained shall be made in accordance with the procedures described in the Merger Agreement in respect of the Earnout Payments. To the extent necessary to satisfy the intent of the preceding sentence, such sentence shall constitute a delegation of authority by the Committee pursuant to Section 4(c) of the Sub Plan.

(xcv) Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

(xcvi) Bound by Sub Plan. By signing this Agreement, Participant acknowledges that he has received a copy of the Sub Plan and has had an opportunity to review the Sub Plan and agrees to be bound by all the terms and provisions of the Sub Plan.

(xcvii) Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

(xcviii) JURY TRIAL WAIVER. THE PARTIES EXPRESSLY AND KNOWINGLY WAIVE ANY RIGHT TO A JURY TRIAL IN THE EVENT ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LITIGATED OR HEARD IN ANY COURT.

(xcix) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(c) Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

ExlService Holdings, Inc.

By:
Title:

Participant

Exhibit A

[Stockholder Agreement]